Exhibit 10.13

September 9, 2016

IES Holdings, Inc.

5433 Westheimer, Suite 500

Houston, TX 77056

Attention: Robert W. Lewey

Re:	Third Amendment

Gentlemen:

Reference is hereby made to that certain Amended and Restated Credit and Security Agreement, dated as of September 24, 2014, by and among IES Holdings, Inc. (“Administrative Borrower”), certain of its subsidiaries and affiliates, as Borrowers and Guarantors (as defined therein), and Wells Fargo Bank, National Association (“Lender”) (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”). Capitalized terms used but not defined herein shall have the meanings given them in the Credit Agreement.

Borrowers have requested that the Credit Agreement be amended on terms and conditions set forth in this letter agreement (this “Letter Agreement”). Therefore, in consideration of the foregoing, and for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, agree as follows:

I. AMENDMENT

1.1 Effective as of the date hereof, Section 7.17 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

“Use proceeds of the Loans in connection with funding work related to the Bonded Contracts unless such use is upon terms, provisions and conditions acceptable to Lender, in its good faith discretion (such as, without limitation, Lender being satisfied with its Lien priority and right to proceeds relating to Borrowers’ assets and restrictions on when payments may be made by Borrowers in connection with Bonded Contracts); provided, however, except as otherwise provided in the Federal Insurance Company and Liberty Mutual Intercreditor, the Chartis Intercreditor, the Everest Intercreditor, or any intercreditor agreement entered into after the Third Amendment Closing Date in form and substance satisfactory to Lender, Lender agrees that the foregoing shall not be construed to prevent any ability of Federal Insurance Company, Liberty Mutual, Chartis, Everest, or any other Surety (so long as such Surety has entered into an intercreditor agreement with Lender in form and substance satisfactory to Lender), as applicable, to receive payment out of any assets of any Borrower in which Federal Insurance Company, Liberty Mutual, Chartis, Everest or such other Surety has a first priority Lien in a circumstance where Federal Insurance Company, Liberty Mutual, Chartis, Everest, or such other Surety has made a payment on a Surety Bond and Federal Insurance Company, Liberty Mutual, Chartis, Everest, or such other Surety is seeking reimbursement for such payment from such Borrower.”

1.2 Effective as of the date hereof, Schedule 1.1 of the Credit Agreement is hereby amended to add the following definitions in the proper alphabetical order:

“Everest” means Everest Reinsurance Company, Everest National Insurance Company or any of their Affiliates or Subsidiaries.”

“Everest Intercreditor” means an Intercreditor Agreement entered into as of September 9, 2016 by and among Lender, Everest and certain Loan Parties, in form and substance satisfactory to Lender in its sole and absolute discretion, as the same may be amended, amended and restated or otherwise modified from time to time.”

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“Third Amendment Closing Date” shall mean September 9, 2016.”

1.3 Effective as of the date hereof, the following definitions set forth in Schedule 1.1 of the Credit Agreement are hereby amended and restated in their entirety to read as follows:

““Excluded Collateral” means (i) the Surety Collateral to the extent (a) the issuer of the Surety Bond is Chartis, Everest, Liberty Mutual Federal Insurance Company, or other Surety (so long as such Surety has entered into an intercreditor agreement with Lender in form and substance satisfactory to Lender) or a co-surety of such Person under the Specified Surety Agreements in effect on the Third Amendment Closing Date, provided that the Chartis Intercreditor, Everest Intercreditor, the Federal Insurance Company and Liberty Mutual Intercreditor, or an intercreditor agreement entered into after the Third Amendment Closing Date in form and substance satisfactory to Lender, as applicable, is in full force and effect and (b) such Surety Collateral has not previously been included in a Borrowing Base Certificate delivered to Lender, (ii) all cash collateral pledged to Federal Insurance Company, Everest, Liberty Mutual, Chartis or such other Surety pursuant to the Specified Surety Agreements that is in the possession or under the control of Federal Insurance Company, Everest, Liberty Mutual, Chartis or such other Surety, as applicable, provided that the Chartis Intercreditor, Everest Intercreditor, the Federal Insurance Company and Liberty Mutual Intercreditor, or an intercreditor agreement entered into after the Third Amendment Closing Date in form and substance satisfactory to Lender, as applicable, is in full force and effect and (iii) cash collateral pledged to Sureties (other than Federal Insurance Company, Everest, Liberty Mutual, Chartis or any other Surety (so long as such Surety has entered into an intercreditor agreement with Lender in form and substance satisfactory to Lender)) up to an aggregate amount of $2,000,000 (exclusive of any drawings under letters of credit issued for the benefit of such Surety) that is in the possession or under the control of such Surety; provided, however, that in no event shall Excluded Collateral include any amounts which from time to time may be in the Collection Account or any Deposit Account in which cash collateral or Qualified Cash is held.”

“‘Loan Documents’ means this Agreement, any Borrowing Base Certificate, the Control Agreements, the Cash Management Documents, the Guaranty, the Federal Insurance and Liberty Mutual Intercreditor, the Everest Intercreditor, the Chartis Intercreditor, any intercreditor agreement entered into after the Third Amendment Closing Date in form and substance satisfactory to Lender, the Letters of Credit, each Patent and Trademark Security Agreement, any Copyright Security Agreement, the Seller Subordination Agreement, the Collateral Assignment of Purchase Agreement, the Omnibus Reaffirmation, any note or notes executed by any Borrower in connection with this Agreement and payable to Lender, any Letter of Credit Applications and other Letter of Credit Agreements entered into by any Borrower in connection with the Existing Credit Agreement, and any other instrument or agreement entered into, now or in the future, by any Loan Party or any of its Subsidiaries and Lender in connection with this Agreement, but specifically excluding all Hedge Agreements.”

“Specified Surety Agreements” means the agreements with Chartis, Everest, Federal Insurance Company, Liberty Mutual and/or any other Surety listed on Schedule 5.31 to the Information Certificate.”

1.4 Effective as of the date hereof, Schedule 1.1 of the Credit Agreement is hereby amended to amend and restated clause (i) of the definition of “Permitted Liens” in its entirety to read as follows:

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“(i) Liens in favor of Sureties in the Surety Collateral securing reimbursement obligations for Surety Bonds procured by a Borrower in the ordinary course of business consistent with past practices pursuant to a bonding program acceptable to Lender; provided, that such Surety has, pursuant to documentation satisfactory to Lender in the good faith exercise of its credit judgment: (a) agreed not to require segregation of funds as to its Bonded Collateral without the prior written consent of Lender (though Federal Insurance Company, Everest, Liberty Mutual, Chartis, and any other Surety (so long as such Surety has entered into an intercreditor agreement with Lender in form and substance satisfactory to Lender) will be permitted such segregation upon a default under the Bonded Contract and notice to Lender from Federal Insurance Company, Everest, Liberty Mutual, Chartis, or such other Surety, as applicable; provided, that the Federal Insurance and Liberty Mutual Intercreditor, the Everest Intercreditor, the Chartis Intercreditor, or other intercreditor agreement entered into after the Third Amendment Closing Date in form and substance satisfactory to Lender, as applicable, is in full force and effect) and (b) (i) acknowledged and agreed that pursuant to the Loan Parties’ cash management system established in connection with this Agreement, proceeds of the Surety Collateral, including Accounts arising from the Bonded Contracts (collectively, “Bonded Contract Proceeds”) may be commingled with proceeds of other Accounts and other Property of Borrowers in the Collection Account and other Deposit Accounts in which Lender has, or in the future may have, security interests, Liens or other rights, and (ii) consented to such commingling and to security interests, Liens or other rights in the Collection Account and such other Deposit Accounts, and (iii) released and waived any and all security interests and other legal and equitable rights and interests that it may then or thereafter have (as secured party, subrogee, trust fund beneficiary, or otherwise) in or to (A) the Collection Account and such other Deposit Accounts and (B) Bonded Account Proceeds that from time to time are in the Collection Account and such other Deposit Accounts are in the possession of Lender, that have been applied to indebtedness, liabilities or obligations from time to time owing to Lender by Borrowers, or have otherwise been removed from, set off against or applied from the Collection Account and such other Deposit Accounts.”

1.5 Effective upon the execution of this Letter Agreement, the Credit Agreement shall be amended such that Schedule 5.31 to the Information Certificate attached to the Credit Agreement as Exhibit E thereto shall be amended to add the following:

“09/09/16	Agreement of Indemnity by and among certain Loan Parties, Everest Reinsurance Company and Everest National Insurance Company”

II. CONDITIONS PRECEDENT

The foregoing consent and agreements by Lender are subject to the satisfaction of the following conditions in form and substance acceptable to Lender in its sole discretion:

(i) Lender shall have received this letter agreement duly and validly executed by Borrowers, Guarantors and Lender;

(ii) Lender shall have received an executed copy of the Agreement of Indemnity by an among Everest Reinsurance Company, Everest National Insurance Company and the applicable Loan Parties;

(iii) Lender shall have received an executed copy of the Intercreditor Agreement executed by Everest Reinsurance Company, Everest National Insurance Company and the applicable Loan Parties; and

(iv) the representations and warranties contained in the Credit Agreement and the Loan Documents shall be true and correct in all material respects as of the date hereof as if made on the date hereof (except to the extent a representation or warranty relates solely to a specific earlier date, in which case such representation or warranty shall have been true and complete on and as of such earlier date).

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III. MISCELLANEOUS

Except as expressly set forth in this Letter Agreement, nothing contained herein shall be construed as a waiver by Lender of any other present or future violation, Default or Event of Default, covenant or provision of the Credit Agreement, any Loan Document, or of any other contract or instrument between Borrowers and Lender, and the failure of Lender at any time or times hereafter to require strict performance by Borrowers of any provision thereof shall not waive, affect or diminish any right Lender has to thereafter demand strict compliance therewith. Lender hereby reserves all rights granted under the Credit Agreement, each Loan Document, and any other contract or instrument among Borrowers and Lender. Irrespective of any previous failures or delays of Lender in the monitoring or in the requiring of compliance by Borrower with the duties, obligations, and agreements of Borrowers in the Credit Agreement and the Loan Documents, hereafter Borrowers are expected to comply strictly with their duties, obligations and agreements under the Credit Agreement and the Loan Documents. Similarly, except as set forth above, nothing contained in this Letter Agreement shall directly or indirectly in any way whatsoever either: (i) impair, prejudice or otherwise adversely affect Lender’s rights at any time to exercise any right, privilege or remedy in connection with the Credit Agreement or any Loan Document, (ii) amend or alter any provision of the Credit Agreement or any Loan Document or any other contract or instrument, or (iii) constitute any course of dealing or other basis for altering any obligation of Borrowers under the Credit Agreement and the Loan Documents or any right, privilege or remedy of Lender under the Credit Agreement and the Loan Documents or any other contract or instrument among Borrowers and Lender. Nothing in this Letter Agreement shall be construed to be a consent by Lender to any transactions other than the Proposed Transaction.

This Letter Agreement shall be a “Loan Document” and failure to comply with the terms and conditions hereof shall be an Event of Default. This Letter Agreement may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which counterparts taken together shall constitute one and the same instrument. Any signature delivered by a party by facsimile or other form of electronic transmission shall be deemed to be an original signature hereto.

This Letter Agreement is binding upon and shall inure to the benefit of Lender and Borrowers and their respective successors and assigns. This Letter Agreement may be signed in any number of counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. THIS LETTER AGREEMENT, AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER, SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS.

THIS LETTER AGREEMENT, THE CREDIT AGREEMENT, AND THE LOAN DOCUMENTS EMBODY THE FINAL, ENTIRE AGREEMENT AMONG THE PARTIES HERETO AND SUPERSEDE ANY AND ALL PRIOR COMMITMENTS, AGREEMENTS, REPRESENTATIONS, AND UNDERSTANDINGS, WHETHER WRITTEN OR ORAL, RELATING TO THE SUBJECT MATTER HEREOF, AND MAY NOT BE CONTRADICTED OR VARIED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OR DISCUSSIONS OF THE PARTIES HERETO. THERE ARE NO ORAL AGREEMENTS AMONG THE PARTIES HERETO.

Please execute this Letter Agreement in the space provided below to acknowledge each Borrower’s agreement to the foregoing. By execution of this Letter Agreement in the space provided below, each Borrower (a) ratifies and confirms that the Credit Agreement and all Loan Documents, and all renewals, extensions, and restatements of, and amendments and supplements to, any of the foregoing, are and remain in full force and effect in accordance with their respective terms and (b) agrees to reimburse and save Lender harmless from and against liabilities for the payment of all out-of-pocket costs and expenses arising in connection with the preparation, execution, and delivery of this Letter Agreement, including, without limitation, the reasonable fees and expenses of legal counsel to Lender which may be payable in respect of this Letter Agreement.

[Remainder of Page Intentionally Left Blank]

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IN WITNESS WHEREOF, the undersigned has executed this Agreement as of the date first above written.

Sincerely,

WELLS FARGO BANK, NATIONAL ASSOCIATION

By:	/s/ Howard I. Handman
Name:	Howard I. Handman
Title:	Authorized Signatory

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AGREED TO AND ACCEPTED AS OF THE DATE FIRST WRITTEN ABOVE

BORROWERS:

IES HOLDINGS, INC.

By:	/s/ Tracy A. McLauchlin
Name:	Tracy A. McLauchlin
Title:	Senior Vice President, CFO & Treasurer

IES COMMERCIAL & INDUSTRIAL, LLC

By:	/s/ Tracy A. McLauchlin
Name:	Tracy A. McLauchlin
Title:	Vice President & Treasurer

IES COMMERCIAL, INC.

By:	/s/ Tracy A. McLauchlin
Name:	Tracy A. McLauchlin
Title:	Vice President & Treasurer

IES PURCHASING & MATERIALS, INC.

By:	/s/ Tracy A. McLauchlin
Name:	Tracy A. McLauchlin
Title:	President & Treasurer

IES RESIDENTIAL, INC.

By:	/s/ Tracy A. McLauchlin
Name:	Tracy A. McLauchlin
Title:	Vice President, CFO & Treasurer

INTEGRATED ELECTRICAL FINANCE, INC.

By:	/s/ Tracy A. McLauchlin
Name:	Tracy A. McLauchlin
Title:	President & Treasurer

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IES MANAGEMENT LP

By: INTEGRATED ELECTRICAL
FINANCE, INC., its General Partner

By:	/s/ Tracy A. McLauchlin
Name:	Tracy A. McLauchlin
Title:	President & Treasurer

IES MANAGEMENT ROO, LP

By: IES OPERATIONS GROUP, INC., its General Partner

By:	/s/ Tracy A. McLauchlin
Name:	Tracy A. McLauchlin
Title:	President & Treasurer

IES RENEWABLE ENERGY, LLC

By:	/s/ Tracy A. McLauchlin
Name:	Tracy A. McLauchlin
Title:	Vice President & CFO

IES SUBSIDIARY HOLDINGS, INC.

By:	/s/ Tracy A. McLauchlin
Name:	Tracy A. McLauchlin
Title:	Chief Financial Officer

HK ENGINE COMPONENTS, LLC

By:	/s/ Tracy A. McLauchlin
Name:	Tracy A. McLauchlin
Title:	Vice President, CFO & Treasurer

MAGNETECH INDUSTRIAL SERVICES, INC.

By:	/s/ Tracy A. McLauchlin
Name:	Tracy A. McLauchlin
Title:	Vice President, CFO & Treasurer

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SOUTHERN INDUSTRIAL SALES AND SERVICES, INC.

By:	/s/ Tracy A. McLauchlin
Name:	Tracy A. McLauchlin
Title:	Vice President, CFO & Treasurer

CALUMET ARMATURE AND ELECTRIC, L.L.C.

By:	/s/ Tracy A. McLauchlin
Name:	Tracy A. McLauchlin
Title:	Vice President, CFO & Treasurer

SHANAHAN MECHANICAL & ELECTRICAL, INC.

By:	/s/ Tracy A. McLauchlin
Name:	Tracy A. McLauchlin
Title:	Vice President & Treasurer

IES INFRASTRUCTURE SOLUTIONS, LLC

By:	/s/ Tracy A. McLauchlin
Name:	Tracy A. McLauchlin
Title:	Vice President & Treasurer

TECHNIBUS, INC.

By:	/s/ Tracy A. McLauchlin
Name:	Tracy A. McLauchlin
Title:	Vice President & Treasurer

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ACKNOWLEDGED AND AGREED TO AS OF THE DATE FIRST WRITTEN ABOVE

GUARANTORS:

IES CONSOLIDATION, LLC

By:	/s/ Tracy A. McLauchlin
Name:	Tracy A. McLauchlin
Title:	President & Treasurer

IES SHARED SERVICES, INC.

By:	/s/ Tracy A. McLauchlin
Name:	Tracy A. McLauchlin
Title:	President & Treasurer

IES PROPERTIES, INC.

By:	/s/ Tracy A. McLauchlin
Name:	Tracy A. McLauchlin
Title:	President & Treasurer

KEY ELECTRICAL SUPPLY, INC.

By:	/s/ Tracy A. McLauchlin
Name:	Tracy A. McLauchlin
Title:	President

IES TANGIBLE PROPERTIES, INC.

By:	/s/ Tracy A. McLauchlin
Name:	Tracy A. McLauchlin
Title:	President & Treasurer

IES OPERATIONS GROUP, INC.

By:	/s/ Tracy A. McLauchlin
Name:	Tracy A. McLauchlin
Title:	President & Treasurer

ICS HOLDINGS LLC

By:	/s/ Tracy A. McLauchlin
Name:	Tracy A. McLauchlin
Title:	President & Treasurer

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